EX-99.B5.a. Vision Application

Allianz Life Insurance Company				Allianz
of North America
[Allianz VisionSM] Variable Annuity Application
[Contract number____________________]
1. Annuity registration
Ownership is ■ Individual		■ Qualified plan	■ Custodian	■ Trust (Include the date of trust in the name.)
■ UTMA/UGMA		■ Other__________
Owner
Individual Owner first name		MI		Last name	Jr., Sr., III

Non-individual owner name (Attach Non- Individual Ownership form or Qualified Plan Acknowledgement form if applicable.)
Social Security Number or Tax ID Number
Mailing address					Email address
City		State		ZIP code	Home telephone number
Street address (required if a PO Box was used for mailing address)
City		State		ZIP code	Cell phone number
Gender	■ Male	Date of birth (mm/dd/yyyy)			Are you a non-resident alien?
	■ Female				■ Yes (Attach W8 BEN) ■ No
Joint Owner [(Must be spouses if Income Protector or Income Focus is selected.)]
First name			MI	Last name	Jr., Sr., III

Mailing address					Email address
City		State		ZIP code	Home telephone number
Gender	■ Male	Date of birth (mm/dd/yyyy)			Are you a non-resident alien?
	■ Female				■ Yes (Attach W8 BEN) ■ No
Relationship to Owner					Social Security Number
Annuitant (Complete if different from Owner.)
First name			MI	Last name	Jr., Sr., III

Mailing address					Email address
City		State		ZIP code	Home telephone number
Street address (required if a PO Box was used for mailing address)
City		State		ZIP code	Cell phone number
Gender	■ Male	Social Security Number		Date of birth (mm/dd/yyyy)	Are you a non-resident alien?
	■ Female				■ Yes (Attach W8 BEN) ■ No
Relationship of Annuitant to Owner

F60002	Page 1 of [9]	[(1/2013)]

2. Purchase Payment (This section must be completed.) Make check payable to Allianz Life Insurance Company of North America (Allianz).
Include replacement forms if required
Method of Payment (Select all that apply)

■	Purchase Payment enclosed with application. Amount enclosed: $__________
Plan type at prior financial institution or contribution instructions:
Qualified	Roth (Qualified
■ Traditional IRA	■ Contribution to Roth IRA for year________________
■ SEP IRA	■ Roth IRA
■ Employer contribution to SEP IRA	Nonqualified
■ Contribution to Traditional IRA for year ____________	■ Other nonqualified payment
■ Qualified Plan (401(a) plan)
■ Other___________________

■
This Contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD transfer, or mutual fund redemption facilitated by Allianz. (Always include transfer forms) Expected amount: $__________

■	This Contract will be funded by funds not requested or facilitated by Allianz. Expected amount: $__________
Plan type at prior financial institution or contribution instructions:
Qualified	Roth (Qualified
■ Traditional IRA	■ Contribution to Roth IRA for year________________
■ SEP IRA	■ Roth IRA
■ Employer contribution to SEP IRA	Nonqualified
■ Contribution to Traditional IRA for year ____________	■ Other nonqualified payment
■ Qualified Plan (401(a) plan)
■ Other___________________

3. Plan specifics (This section must be completed to indicate how this Contract should be issued.)
Nonqualified:	■ Nonqualified
IRA:	■ Traditional IRA:	■ SEP IRA	■ Roth IRA	■ Roth IRA (conversion of existing IRA)
Qualified plans:	■ 401 (a) defined contribution plan		■ 401 (a) one person defined benefit

4. Investment Option transfer authorization

■  Yes Electronic Authorization – Allianz accepts allocation and transfer instructions by electronic notification. Electronic authorizations include requests received by telephone, fax, or our website. By checking “yes.” I am authorizing and direction Allianz to act on electronic instructions from me as well as my Registered Representative and/or anyone authorized by him/her to transfer Contract
Values among the Investment Options. If the box is not checked, electronic instructions will be accepted only from me, the Owner.
Allianz will use reasonable procedures to confirm that these electronic instructions are genuine. As long as these procedures are followed, the company and its officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost arising from unauthorized or fraudulent instructions. We reserve the right to deny any electronic transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.

5. Replacement (This section must be completed.)
Do you have existing life insurance or annuity contracts? . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	■ Yes	■ No
Will the annuity contract applied for replace or change existing contracts or policies? . . . . .		■ Yes	■ No
Notice to Registered Representative: If the Owner does have existing life insurance policies or annuity contracts and the application is being written in an NAIC replacement model state, Allianz requires that you must present and read to the Owner the Replacement of Life Insurance or Annuity form and return the notice, signed by both the Registered Representative and Owner, with the Application. Any required replacement forms must be signed and dated the date of the application or earlier.

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[6. Contract options - Must select only one]
■ Base Contract (7 year withdrawal charge schedule)(no additional cost)
■ Bonus Option (6% bonus, 3 year vesting, 9 year withdrawal charge schedule)1

[7. Optional death benefit]
■ Quarterly Value Death Benefit1,2

[8. Other benefits - Must select only one]
■ No Additional Benefit (No additional cost)
■ Investment Protector1
Number of years to the initial Target Value Date_____
■ Income Protector1 (Complete Covered Person(s) information below.)
■ Income Focus1 (Complete Covered Person(s) information below.)

Covered Person(s) information (Required if Income Protector or Income Focus was selected above.) Select one.
■ Single Lifetime Plus Payments or Income Focus Payments:
Name______________________________________________________________________________________
This person is: (check one)	■ Owner	■ Joint Owner	■ Annuitant, if owned by a non-individual
Date of birth: __/__/____	Gender:	■ Male	■ Female
Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that I being submitted.

■ Drivers’ license	■ Certificate of birth	■ Passport	■ Other_________________________
OR
■ Joint Lifetime Plus Payments or Income Focus Payments:
First Covered Person’s name___________________________________________________________________
Date of birth: __/__/____	Gender:	■ Male	■ Female	Social Security Number:_______________
Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that I being submitted.

■ Drivers’ license	■ Certificate of birth	■ Passport	■ Other_________________________
This person is: (check one)	■ Owner	■ Annuitant, if owned by a 401(a) qualified plan, custodial IRA

Second Covered Person’s name_______________________________________________________________
Relationship to first Covered Person:___________________________________________________________
Date of birth: __/__/____	Gender:	■ Male	■ Female	Social Security Number:_______________
Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that I being submitted.

■ Drivers’ license	■ Certificate of birth	■ Passport	■ Other_________________________
This person is: (check one)	■ Joint Owner
■ Sole primary Beneficiary (individually owned qualified and nonqualified)
■ Sole contingent Beneficiary (401(a) qualified plan, custodial IRA)

By selecting the [Investment Protector, Income Protector, or Income Focus], I acknowledge that my selections of Investment Options are restricted and that Allianz will reallocate my Contract Value in accordance with the asset allocation and transfer provisions in the Contract.

[1 Carries an additional charge]
[2 If this option is chosen, an additional benefit from the “Other benefits” section must be selected.]

F60002	Page 3 of [9]	[(1/2013)]

[9.] Dollar cost averaging (Optional) [Not available with Income Focus]
• Select a 6 month or 12 month DCA program only if you wish to participate in dollar cost averaging.
• 100% of your initial Purchase Payment will be applied to the DCA Money Market Account.
• Your selections in the Investment Options section need to meet any restrictions for the benefit selected
■ 6 month	■ 12 month

[10.] Investment Option allocations
You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). Please see the current prospectus for Investment Option requirements.
[Income Focus]
Investment Options – Up to [8] Investment Options may be selected
Fund of Funds	Specialty
____% AZL® MVP Balanced Index Strategy Fund	____% AZL® MVP BlackRock Global Allocation Fund
____% AZL MVP FusionSM Balanced Fund	____% AZL® MVP Franklin Templeton Founding Strategy Plus Fund
____% AZL MVP FusionSM Moderate Fund	____% AZL® MVP Invesco Equity and Income Fund
____% AZL® MVP Growth Index Strategy Fund	____% PIMCO VIT Global Multi-Asset Managed Volatility Portfolio

Total of _______% (must equal 100%)

[Income Protector]
Investment Options – Up to [15] Investment Options may be selected

Fund of Funds	Cash Equivalent
____% AZL® MVP Balanced Index Strategy Fund	____% AZL® Money Market Fund
____% AZL MVP FusionSM Balanced Fund
____% AZL MVP FusionSM Moderate Fund	Specialty
____% AZL® MVP Growth Index Strategy Fund	____% AZL® MVP BlackRock Global Allocation Fund
____% AZL® MVP Franklin Templeton Founding Strategy Plus Fund
High Yield Bonds	____% AZL® MVP Invesco Equity and Income Fund
____% PIMCO VIT High Yield Portfolio	____% Franklin Income Securities Fund
____% PIMCO VIT All Asset Portfolio
Intermediate-Term Bonds	____% PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
____% Franklin U.S. Government Fund	____% PIMCO VIT Unconstrained Bond Portfolio
____% PIMCO VIT Global Advantage Strategy Bond Portfolio
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____%Templeton Global Bond Securities Fund

Total of _______% (must equal 100%

F60002	Page 4 of [9]	[(1/2013)]

[10.] Investment Option allocations (Continued)
You may select up to [15] Investment Options. You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). Please see the current prospectus for Investment Option requirements.

[Investment Protector]

Equity
Fund of Funds	Large Blend
____% AZL Balanced Index StrategySM Fund	____% AZL® J.P. Morgan U.S. Equity Fund
____% AZL FusionSM Balanced Fund	____% AZL® MFS Investors Trust Fund
____% AZL FusionSM Conservative Fund	____% AZL® S&P 500 Index Fund
____% AZL FusionSM Growth Fund	Large Value
____% AZL FusionSM Moderate Fund	____% AZL® Davis New York Venture Fund
____% AZL Growth Index StrategySM Fund	____% AZL® Eaton Vance Large Cap Value Fund
____% Fidelity VIP FundsManager 50% Portfolio	____% AZL® Invesco Growth and Income Fund
____% Fidelity VIP FundsManager 60% Portfolio	____% Mutual Shares Securities Fund
Mid Cap	Specialty
____% AZL® Columbia Mid Cap Value Fund	____% AZL® Franklin Templeton Founding Strategy Plus Fund
____% AZL® Mid Cap Index Fund	____% AZL® Gateway Fund
____% AZL® Morgan Stanley Mid Cap Growth Fund	____% AZL® Invesco Equity and Income Fund
Large Growth	____% BlackRock Global Allocation V.I. Fund
____% AZL® BlackRock Capital Appreciation Fund	____% Franklin Income Securities Fund
____% AZL® Dreyfus Equity Growth Fund	____% PIMCO VIT All Asset Portfolio
International Equity	____% PIMCO VIT Global Multi-Asset Portfolio
____% AZL® International Index Fund
____% AZL® Invesco International Equity Fund
____% AZL® JPMorgan International Opportunities Fund
____% PIMCO EqS Pathfinder Portfolio
____% Templeton Growth Securities Fund

Fixed Income
High Yield Bonds	Cash Equivalent
____% PIMCO VIT High Yield Portfolio	____% AZL® Money Market Fund
Intermediate-Term Bonds	Specialty
____% Franklin U.S. Government Fund	____% PIMCO VIT Unconstrained Bond Portfolio
____% PIMCO VIT Global Advantage Strategy Bond Portfolio
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Bond Securities Fund

Total of _______% (must equal 100%)

F60002	Page 5 of [9]	[(1/2013)]

[10.] Investment Option allocations (Continued)
You may select up to [15] Investment Options. You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). Please see the current prospectus for Investment Option requirements.

[No Additional Benefit]

Fund of Funds	Large Value
____% AZL Balanced Index StrategySM Fund	____% AZL® Davis New York Venture Fund
____% AZL FusionSM Balanced Fund	____% AZL® Eaton Vance Large Cap Value Fund
____% AZL FusionSM Conservative Fund	____% AZL® Invesco Growth and Income Fund
____% AZL FusionSM Growth Fund	____% Mutual Shares Securities Fund
____% AZL FusionSM Moderate Fund
____% AZL Growth Index StrategySM Fund	High Yield Bonds
____% Fidelity VIP FundsManager 50% Portfolio	____% PIMCO VIT High Yield Portfolio
____% Fidelity VIP FundsManager 60% Portfolio
Intermediate-Term Bonds
Small Cap	____% Franklin U.S. Government Fund
____% AZL® Allianz AGIC Opportunity Fund	____% PIMCO VIT Global Advantage Strategy Bond Portfolio
____% AZL® Columbia Small Cap Value Fund	____% PIMCO VIT Real Return Portfolio
____% AZL® Federated Clover Small Value Fund	____% PIMCO VIT Total Return Portfolio
____% AZL® Oppenheimer Discovery Fund	____% Templeton Global Bond Securities Fund
____% AZL® Small Cap Stock Index Fund
Cash Equivalent
Mid Cap	____% AZL® Money Market Fund
____% AZL® Columbia Mid Cap Value Fund
____% AZL® Mid Cap Index Fund	Specialty
____% AZL® Morgan Stanley Mid Cap Growth Fund	____% AZL® Franklin Templeton Founding Strategy Plus Fund
____% AZL® Gateway Fund
Large Growth	____% AZL® Invesco Equity and Income Fund
____% AZL® BlackRock Capital Appreciation Fund	____% BlackRock Global Allocation V.I. Fund
____% AZL® Dreyfus Equity Growth Fund	____% Franklin Income Securities Fund
____% PIMCO VIT All Asset Portfolio
International Equity	____% PIMCO VIT Global Multi-Asset Portfolio
____% AZL® International Index Fund	____% PIMCO VIT Unconstrained Bond Portfolio
____% AZL® Invesco International Equity Fund
____% AZL® JPMorgan International Opportunities Fund
____% PIMCO EqS Pathfinder Portfolio
____% Templeton Growth Securities Fund

Large Blend
____% AZL® J.P. Morgan U.S. Equity Fund
____% AZL® MFS Investors Trust Fund
____% AZL® S&P 500 Index Fund

Total of _______% (must equal 100%)

F60002	Page 6 of [9]	[(1/2013)]

[11.] Beneficiary designation (If you need additional space, attach a complete list signed by Owner(s).)
You may select up to [15] Investment Options. You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). Please see the current prospectus for Investment Option requirements.

■ Primary	Percentage		Relationship	Social Security Number or Tax ID Number	Phone Number
■ Contingent
First name		MI	Last name	Date of birth (mm/dd/yyy)

Street Address			City	State	ZIP code

■ Primary	Percentage		Relationship	Social Security Number or Tax ID Number	Phone Number
■ Contingent
First name		MI	Last name	Date of birth (mm/dd/yyy)

Street Address			City	State	ZIP code

■ Primary	Percentage		Relationship	Social Security Number or Tax ID Number	Phone Number
■ Contingent
First name		MI	Last name	Date of birth (mm/dd/yyy)

Street Address			City	State	ZIP code

Non-individual Beneficiary information
■ Qualified plan	■ Custodian		■ Trust (Include the date of trust in the name.)	■ Charitable Trust	■ Other_______________
Name of plan, custodian, trust, etc:
■ Primary	Percentage		Relationship	Social Security Number or Tax ID Number	Phone Number
■ Contingent
Street Address	City			State	ZIP code

[12.] Registered Representative

By signing below, the Registered Representative certifies to the following:

•   I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus.
•   The Owner statement regarding existing policies or annuity contracts is true and accurate to the best of my knowledge and belief.
•   The Owner statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
•   I have provided the Owner with all appropriate disclosure and replacement requirements prior to the completion of this application.
•   If this is a replacement, include a copy of each disclosure statement and a list of companies involved.

Registered Representative’s signature				B/D Rep. ID

Registered Representative’s first and last name (please print)				Percent split

Registered Representative’s signature (split case)				B/D Rep. ID

Registered Representative’s first and last name (please print) (split case)				Percent split

Registered Representative’s address				Registered Representative’s telephone number

Broker/dealer name (please print)

Authorized signature broker/dealer (if required)

Commission options (please check one) ■ A ■ B ■ C

F60002	Page 7 of [9]	[(1/2013)]

[13.] Statement of Owner
The following states require applicants to read and acknowledge the statement for your state below.

Arkansas, District of Columbia, Louisiana, Massachusetts, Rhode Island and West Virginia: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

Maine and Washington: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits. In ME, additional penalties may include imprisonment, fines, or denial of insurance benefits. In ME, State Premium Tax is 2%.

Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

Ohio: Any person who knowingly intends to defraud an insurance company, submits an application or files a statement of claim containing a false, incomplete, or misleading information, commits the crime of fraud and may be subject to criminal prosecution and civil penalties.

Oklahoma: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

Kentucky and New Mexico: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime. In NM, this activity subjects such person to criminal and civil penalties.

F60002	Page 8 of [9]	[(1/2013)]

[13.] Statement of Owner (Continued)
By signing below, the Owner acknowledges the applicable statements mentioned above and agrees to the following:
•
I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals.

•
I understand that the Contract Value may increase or decrease depending on the investment results of the variable Investment Options, and that under the Base Contract there is no guaranteed minimum Contract Value.

•	If I selected any other options, any guarantees provided for those options are outlined in my Contract and prospectus.
•	To the best of my knowledge and belief, all statements and answers in this application are complete and true.
•	No representative is authorized to modify this agreement or waive any Allianz rights or requirements.

For information on current benefit features, restrictions or charges please review with your Registered Representative. The statement of additional information is available at [www.allianzlife.com].

Owner signature	Joint Owner signature

Signed at (City, State)	Signed date

Trust:_____________________________as trustee of the:______________________________ __________________
Trustee’s signature	Trust name (printed) Signed date

Power-of Attorney:_____________________________by:______________________________ __________________
Contract owner’s name	Attorney-in-fact signature Signed date

Mailing information
Please call Allianz with any questions at [800.624.0197].

Mailing information

Applications that HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of North America
NW 5989	NW 5989
PO Box 1450	1801 Parkview Drive
Minneapolis, MN 55485-5989	Shoreview, MN 55126
Applications that DO NOT HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of North America
PO Box 561	5701 Golden Hills Drive
Minneapolis, MN 55440-0561	Golden Valley, MN 55416-1297

F60002	Page 9 of [9]	[(1/2013)]